Donoghue Forlines Yield Enhanced Real Asset ETF
Schedule of Investments
as of April 30, 2024 (Unaudited)

COMMON STOCKS - 75.7%	Shares	Value
Consumer Discretionary - 0.9%
Scotts Miracle-Gro Co.	5,999	$411,171

Consumer Staples - 3.5%
Andersons, Inc.	5,804	318,872
Bunge Global SA	4,712	479,493
Cal-Maine Foods, Inc.(a)	6,079	336,351
Ingredion, Inc.	3,536	405,190
		1,539,906

Energy - 33.1%(b)
Antero Midstream Corp.(a)	33,497	463,598
BP PLC - ADR	23,426	908,226
Chevron Corp.	6,185	997,455
Chord Energy Corp.(a)	2,257	399,444
Coterra Energy, Inc.	19,371	529,991
Diamondback Energy, Inc.(a)	3,380	679,819
DT Midstream, Inc.	6,144	382,157
Eni SpA - ADR(a)	20,825	667,025
Equinor ASA - ADR(a)	32,356	860,346
Equitrans Midstream Corp.(a)	37,599	508,714
Exxon Mobil Corp.(a)	9,927	1,174,067
Kinder Morgan, Inc.	38,314	700,380
Kinetik Holdings, Inc.	9,010	345,443
Marathon Oil Corp.	19,463	522,582
Occidental Petroleum Corp.(a)	10,344	684,152
ONEOK, Inc.	8,311	657,566
Petroleo Brasileiro SA - ADR	48,352	820,533
Shell PLC - ADR(a)	15,419	1,104,925
TotalEnergies SE - ADR	13,858	1,004,289
Williams Cos., Inc.	18,085	693,741
Woodside Energy Group Ltd. - ADR(a)	36,701	653,645
		14,758,098

Health Care - 0.3%
Solventum Corp.(a)(c)	2,081	135,286

Industrials - 20.3%
3M Co.	8,342	805,087
A.O. Smith Corp.(a)	5,285	437,809
Caterpillar, Inc.	2,339	782,560
Cummins, Inc.	2,570	725,999
Donaldson Co., Inc.	6,203	447,857
Fastenal Co.	9,178	623,553
Ferguson PLC	3,217	675,248
Illinois Tool Works, Inc.	2,984	728,425
Kennametal, Inc.	11,963	281,489
MSC Industrial Direct Co., Inc. - Class A(a)	4,325	394,613
Mueller Water Products, Inc. - Class A	19,969	316,309
Rockwell Automation, Inc.(a)	1,820	493,147
Schneider Electric SE - ADR(a)	16,405	749,709
Siemens AG - ADR	7,878	737,145
Watsco, Inc.(a)	1,199	536,816
Worthington Enterprises, Inc.	5,911	337,873
		9,073,639

Materials - 17.6%
Ashland, Inc.(a)	3,463	330,128
BHP Group Ltd. - ADR(a)	17,554	968,279
Dow, Inc.	12,115	689,344
LyondellBasell Industries NV - Class A	6,696	669,399
NewMarket Corp.	657	346,186
Olin Corp.	7,774	406,425
Owens Corning	2,802	471,324
PPG Industries, Inc.	4,285	552,765
Rio Tinto PLC - ADR	11,461	777,400
RPM International, Inc.(a)	4,598	491,572
Southern Copper Corp.(a)	9,512	1,109,765
Sylvamo Corp.	5,794	362,125
Vale SA - ADR	54,308	660,928
		7,835,640
TOTAL COMMON STOCKS (Cost $31,675,749)		33,753,740

MASTER LIMITED PARTNERSHIPS - 11.0%
Energy - 11.0%
Cheniere Energy Partners LP	10,905	528,347
Energy Transfer LP	49,324	775,867
EnLink Midstream LLC	35,001	480,214
Enterprise Products Partners LP	22,015	618,181
MPLX LP	18,271	763,728
NuStar Energy LP	15,671	353,694
Plains All American Pipeline LP	28,661	493,829
Plains GP Holdings LP	21,162	385,360
Western Midstream Partners LP(a)	14,339	488,960
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,957,980)		4,888,180

REAL ESTATE INVESTMENT TRUSTS - 11.0%
Real Estate - 11.0%
CubeSmart(a)	10,983	444,153
Equity LifeStyle Properties, Inc.(a)	7,060	425,647
Gaming and Leisure Properties, Inc.	11,532	492,762
Innovative Industrial Properties, Inc.(a)	3,248	335,843
Lamar Advertising Co. - Class A	4,439	514,258
Mid-America Apartment Communities, Inc.(a)	3,758	488,540
National Health Investors, Inc.	5,703	359,631
Public Storage	2,446	634,615
Simon Property Group, Inc.	4,796	673,982
VICI Properties, Inc.	18,082	516,241
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,053,584)		4,885,672

PREFERRED STOCK - 1.6%
Energy - 1.6%
Petroleo Brasileiro SA	45,767	737,764
TOTAL PREFERRED STOCK (Cost $558,599)		737,764

SHORT-TERM INVESTMENT - 23.8%
Investment Purchased with Proceeds from Securities Lending - 23.8%
Mount Vernon Liquid Assets Portfolio LLC, 5.51%(d)	10,626,450	10,626,450

TOTAL SHORT-TERM INVESTMENT (Cost $10,626,450)		10,626,450

TOTAL INVESTMENTS - 123.1% (Cost $51,872,362)		54,891,806
Money Market Deposit Account - 0.4%(e)		190,492
Liabilities in Excess of Other Assets - (23.5)%		(10,487,138)
TOTAL NET ASSETS - 100.0%		$44,595,160

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
ASA - Advanced Subscription Agreement
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $10,177,322 which represented 22.8% of net assets.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Non-income producing security.
(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2024 was 5.24%.

Donoghue Forlines Yield Enhanced Real Asset ETF
Summary of Fair Value Disclosure as of April 30, 2024 (Unaudited)

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024:

Donoghue Forlines Yield Enhanced Real Asset ETF
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$33,753,740	$–	$–	$33,753,740
Master Limited Partnerships	4,888,180	–	–	4,888,180
Real Estate Investment Trusts	4,885,672	–	–	4,885,672
Preferred Stock	737,764	–	–	737,764
Investment Purchased with Proceeds from Securities Lending(a)	–	–	–	10,626,450
Total Assets	$44,265,356	$–	$–	$54,891,806

Refer to the Schedule of Investments for industry classifications.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.